SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         March 28, 1996



                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)





            North Carolina            0-11577            56-1311320
           (State or other           (Commission        (I.R.S. Employer
            jurisdiction             File Number)       Identification No.)
          of Incorporation)



One Plaza Center, Box HP-3, High Point, North Carolina               27261-1500
      (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       (910) 889-0333

                                       N/A
        (Former name or former address,  if changed since last report.)








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ITEM 1.  Changes in Control of Registrant.

                  Not Applicable.


ITEM 2.  Acquisition or Disposition of Assets.

                  Not Applicable.


ITEM 3.  Bankruptcy or Receivership.

                  Not Applicable.


ITEM 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.


ITEM 5.  Other Events.

         (a) Termination of accounts receivable securitization program: On March 28, 1996, LADD Furniture, Inc. (the "Registrant") terminated its trade accounts receivable securitization program (the "Securitization Program"). The funds provided by the Securitization Program will be replaced by borrowings under the revolving credit line of the Registrant's existing long-term credit facility.

         (b) Waiver of debt covenants and amendment of credit facility: On March 29, 1996 and April 30, 1996, the Registrant obtained waivers of violations of financial covenants contained in the Amended and Restated Credit Agreement with NationsBank, N.A., as Agent, dated October 19, 1994, as amended (the "Credit Facility") which would occur for the quarter ended March 30, 1996. Under the terms of the Credit Facility, the Registrant has granted a security interest in substantially all of its personal property assets to the Agent to secure its obligations under the Credit Facility. The Registrant has also obtained a waiver of a requirement contained in the Credit Facility to pledge the Registrant's interests in real estate to secure the obligations under the Credit Facility.

         The waiver relating to pledging the real estate assets is effective until May 15, 1996. Should the Registrant fail to repay all obligations under the Credit Facility by May 15, 1996, the Registrant may be required to execute and deliver documents within 30 days necessary to provide a perfected lien on all material parcels of real estate owned by the Registrant or its subsidiaries as security for the obligations under the Credit Facility. Management believes

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that the planned refinancing will be finalized prior to June 15, 1996, and the existing Credit Facility will be repaid in full at that time.

         (c) Release of first quarter results of operations: On April 22, 1996, the Registrant reported its first quarter 1996 fiscal year results of operations. See the press release and accompanying attachments as referenced from Item 7.


ITEM 6.  Resignations of Registrant's Directors.

                  Not Applicable.


ITEM 7.  Financial Statements and Exhibits.

                  a)       Exhibits

                           10.1 Release and Termination Agreement dated March 28, 1996 among LADD Furniture, Inc., LADD Funding Corporation and Enterprise Funding Corporation.

                           10.2 Amendment and Waiver Agreement among LADD Furniture, Inc., NationsBank, N.A. f/k/a NationsBank, N.A. (Carolinas), f/k/a NationsBank of North Carolina, N.A., as Agent, certain identified guarantors and certain identified banks, dated March 29, 1996.

                           10.3 Press Release dated April 22, 1996 and accompanying attachments.


ITEM 8.  Change in Fiscal Year.

                  Not Applicable.

                                                         3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     LADD FURNITURE, INC.


Date:  May 8, 1996           By: /s/William S. Creekmuir
                                      -----------------------
                                       William S. Creekmuir

                               Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary